FIRST AMENDMENT TO

ESCROW AGREEMENT

This First Amendment to Escrow Agreement, dated as of June 4, 2008 (this “Agreement”), is entered into by and among Shen Kun International Limited, a limited liability company organized under the laws of the British Virgin Islands (“Shen Kun”), Southern Sauce Company, Inc., a Florida corporation (the “Company”), Loeb & Loeb LLP (the “Escrow Agent”) and Vision Opportunity China LP, a closed-ended investment company incorporated in Guernsey (“Vision”, together with the Company, the “Escrowing Parties”). The principal address of each party hereto is set forth on Exhibit A.

WITNESSETH:

WHEREAS, Shen Kun, the Escrowing Parties and the Escrow Agent entered into an Escrow Agreement dated as of June 2, 2008 (the “Escrow Agreement”), and

WHEREAS, the parties have agreed to amend certain provisions of the Escrow Agreement, in the manner, and on the terms and conditions, set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein (including the Recitals) shall have the meanings ascribed to them in the Escrow Agreement.

2. Amendment to Section 3(a) of the Escrow Agreement. Section 3(a) of the Escrow Agreement is hereby amended and restated in its entirety as of the date hereof to read as follows:

a. Prior to any disbursement of the Escrowed Funds, the Escrow Agent shall allocate a portion of the Escrowed Funds and hold such portion in a separate escrow account to pay the fees and expenses in connection with investor or public relations in the aggregate amount of $500,000 (the “Public Relations Held-Back Escrowed Portion”) subject to the terms and conditions of the Investor and Public Relations Escrow Agreement. Unless otherwise specified herein, the term “Escrowed Funds” shall include the aggregate amount of the Public Relations Held-Back Escrowed Portion.

3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

4. Execution of Counterparts. This Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

LOEB & LOEB LLP

By:	/s/ Mitchell S. Nussbaum
Name: Mitchell S. Nussbaum
Title: Partner

SOUTHERN SAUCE COMPANY, INC.

By:	/s/ John Vogel
Name: John Vogel
Title: Chief Executive Officer

SHEN KUN INTERNATIONAL LIMITED

By:	/s/ Wang Chen
Name: Wang Chen
Title: Chief Executive Officer

VISION OPPORTUNITY CHINA LP

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Authorized Signatory

EXHIBIT A
PARTIES TO AGREEMENT

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum, Esq.
Tel No.: (212) 407-4000
Fax No.: (212) 407-4990

Shen Kun International Limited
Wang Gang Road, Jin Nan (Shuang Gang) Development Area
Tian Jin, People’s Republic of China 300350
Attention: Wang Chen
Tel. No.: (86-22) 2858-8899
Fax No.: (86-22) 2859-0003

Southern Sauce Company, Inc.
Wang Gang Road, Jin Nan (Shuang Gang) Development Area
Tian Jin, People’s Republic of China 300350
Attention: Wang Chen
Tel. No.: (86-22) 2858-8899
Fax No.: (86-22) 2859-0003

Vision Opportunity China LP
c/o Vision Capital Advisors, LLC
20 West 55th Street, 5th Floor
New York, NY 10019-5373
Attention: Yiting Liu
Tel. No.: (212) 849-8238
Fax No.: (212) 867-1416